                                                                    EXHIBIT 10.1



                  SECOND PROMISSORY NOTE MODIFICATION AGREEMENT


This Agreement is made and entered into on July 20, 1998 ("Agreement Date"), to be effective as of June 30, 1998 ("Effective Date"), by and between Roberds, Inc. ("Maker") and Bank One, NA, successor by merger of Bank One, Dayton, NA ("Bank One")

WHEREAS, Maker heretofore executed an Amended and Restated Business Purpose Revolving Promissory Note in the amount of $45,000,000.00 dated December 31, 1996 in favor of Bank One, as amended as of June 30, 1997 to reduce the amount to $35,000,00.00 ("Promissory Note");

WHEREAS, the Promissory Note has at all times been, and is now, continuously and without interruption outstanding in favor of Bank One;

WHEREAS, Maker has requested that the Promissory Note be modified to the limited extent as hereinafter set forth; and,

WHEREAS, Bank One has agreed to such modification;

NOW THEREFORE, by mutual agreement of the parties and in mutual consideration of the agreements contained herein and for good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Promissory Note is modified as hereinafter indicated.

1.       ACCURACY OF RECITALS.

Maker acknowledged the accuracy of the Recitals, stated above.

2.       MODIFICATION OF PROMISSORY NOTE.

         2.1 The Promissory Note is hereby amended and restated to read as follows:

                  2.1.1 The principal amount of the Promissory Note shall be reduced by FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), thereby affording Maker with a credit availability of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00).

                  2.1.2 Except to the $20,000,000.00 of Principal outstanding as of the effective date which shall continue to bear interest at the LIBOR Rate until the scheduled maturity date of that draw, for any advances or readvances on or after June 30, 1998, such advances or readvances shall bear interest as set forth herein, and with respect to such advances or readvances, the paragraphs entitled "Rate of Interest and Interest Payments," "Interest Rate Options," "Prime Rate Option," and "LIBOR Rate Option" and all reference to "Interest Rate Options," "LIBOR Rate," "LIBOR Rate Option," and "LIBOR" are deleted in their entirety and in substitution therefor the following paragraph is added:

                           "Rate of Interest and Interest Payments. The outstanding principal sum shall bear interest at the rate of the Prime Rate plus one percent (1%) per annum, which shall be adjusted from time to time to reflect the change in the Prime Rate on the same day as the Prime Rate changes. "Prime Rate" means the amount announced from time to time by Bank One as its Prime Rate. Interest shall be calculated on a 360-day year basis and shall be calculated by dividing the actual number of days which elapse during the period interest accrued by a year of 360 days times the interest rate in effect.

                           The outstanding principal sum and all accrued and unpaid interest shall be due and payable on January 31, 2000 (the "Maturity Date"). Interest shall be due and payable on January 1, 1997 and on the first day of each and every month thereafter until the Maturity Date, at which time all accrued and unpaid interest, however calculated, shall be immediately due and payable. If any interest rate period would otherwise expire, or any payment would be due, on any date other than a Business Day (defined as any day other than a Saturday, Sunday or any other day on which banks in Dayton, Ohio are authorized by law or governmental actions to close), then such payment shall be due on the next Business Day."

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Maker shall fail to comply with any of the covenants of Maker herein or if any representation or warranty by Maker or by any guarantor herein is materially incomplete, incorrect, or misleading as of the date hereof. As used in this Agreement, "Loan Documents" shall include the Promissory Note and all documents executed by Maker(s) or others in connection with the Loan which is represented by the Promissory Note.

         2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.       RATIFICATION OF LOAN DOCUMENT AND COLLATERAL.

The Loan Documents are ratified and affirmed by Maker and shall remain in full force and effect as modified herein. Any property or rights to or interest in property granted as security in the Loan Documents shall remain as security for the loan and the obligations of Maker in the Loan Documents.

4.       BORROWER REPRESENTATIONS AND WARRANTIES.

Maker represents and warrants to Bank One:
         4.1 No default or event of default under any of the Loan Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial conditions of Maker or any other person whose financial statement has been delivered to Bank in connection with the Promissory Note from the most recent financial statement received by Bank.

         4.3 Each and all representations and warranties of Maker in the Loan Documents are accurate on the date hereof.

         4.4 Maker has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Promissory Note and Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Maker in accordance with their terms.

         4.6 Maker is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Maker. This Agreement has been duly executed and delivered on behalf of Maker.



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


5.       BORROWER COVENANTS.

Maker covenants with Bank One:

         5.1 Maker shall execute, deliver, and provide to Bank One such additional agreements, documents, and instruments as reasonably required by Bank One to effectuate the intent of this Agreement.

         5.2 Maker fully, finally, and forever releases and discharges Bank One and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits, of whatever kind or nature, in law or equity of Maker, whether now known or unknown to Maker, (i) in respect of the Loan, the Loan Documents, or the actions of omissions of Bank One in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement. As used in this Agreement, "Loan Documents" shall include the Promissory Note and all documents executed by Maker(s) in connection with the Loan which is represented by the Promissory Note.

         5.3 Contemporaneously with the execution and delivery of this Agreement, Maker has paid to Bank:

             5.3.1 All accrued and unpaid interest under the Promissory Note and all amounts, other than interest and principal, due and payable by Maker under the Loan Documents as of the date hereof.

             5.3.2    A modification fee of $75,000.00.

6.       EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank One shall not be bound by this Agreement until (i) Bank One has executed and delivered this Agreement, and (ii) Maker has executed this Agreement and has performed all of the obligations of Maker under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement.

7.       INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION OR
         WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Maker and Bank One in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.       BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Maker and Bank One and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Maker, provided, however, Maker may not assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.

9.       CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio without giving effect to conflicts of law principles.

10.      COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

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11.      NOT A NOVATION.

This Agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Promissory Note, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Agreement is to be considered attached to the Promissory Note and made a part thereof. This Agreement shall not release or affect the liability of any guaranty, surety or endorser of the Promissory Note or release any owner of collateral securing the Promissory Note. The validity, priority and enforceability of the Promissory Note shall not be impaired hereby.

12.      REAFFIRMATION OF COGNOVIT PROVISION.

Maker continues to authorize any attorney at law to appear in an action on the Promissory Note, as modified, at any time after the same becomes due, whether by acceleration or otherwise, in any court of record in or of the State of Ohio, or of elsewhere, and to waive the issuing and service of process against Maker, enter an appearance and to confess judgment in favor of Bank One against Maker for the amount that may be due under the Promissory Note, as modified, together with costs of suit, and to release all errors and waive all rights of appeal and stay of execution from the judgment rendered.


WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                            ROBERDS, INC.


                            By: /s/ Robert M. Wilson
                            Its: Executive Vice President


BANK ONE'S ACCEPTANCE

The foregoing Promissory Note Modification Agreement is hereby agreed to and acknowledged this 30th day of June, 1998.

                            BANK ONE, NA successor by merger of
                            Bank One, Dayton, NA


                            By: /s/ Terry Warncke
                            Its: Vice President

                        THIRD AMENDMENT TO SECOND AMENDED
                      AND RESTATED BUSINESS LOAN AGREEMENT


         This Amendment ("Amendment") is made as of the 30th day of June, 1998, by and between Roberds, Inc. (the "Borrower") and Bank One, NA successor by merger of Bank One, Dayton, NA (the "Bank").

         WHEREAS, the Borrower and the Bank entered into a Second Amended and Restated Business Loan Agreement dated December 31, 1996, as amended on February 27, 1997 and June 30, 1997 (the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below:

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

         2. Section 6.3 of the Credit Agreement bearing the heading Funded Debt to EBITDA, Current Ratio is hereby amended and restated to read as follows:

         6.3 FUNDED DEBT TO EBITDA. Borrower agrees to maintain a ratio of Funded Debt to EBITDA of not more than the ratio set forth for the following periods measured at each quarter's end on a rolling four quarter basis.

               Periods                                        Ratios
               -------                                        ------

          04/01/98 through 06/30/98                            8.50:1.00
          07/01/98 through 9/30/98                             7.25:1.00
          10/01/98 through 12/31/98                            7.25:1.00

         "Funded Debt" shall be determined in accordance with GAAP and shall be deemed to include all interest bearing borrowings plus capitalized leases.

         "EBITDA" shall be defined as earnings before interest expense, taxes and depreciation/amortization.

         3. Section 6.5 of the Credit Agreement bearing the heading Fixed Charge Coverage is hereby amended by deleting the words and figures "and June 30, 1998 and beginning fiscal quarter ending September 30, 1998 and at each fiscal quarter-end thereafter of not less than 1.20 to 1.00 measured on a rolling four quarter basis" and by inserting in substitution therefore the words and figures "of not less than 1.10 to 1.00 at fiscal quarter end June 30, 1998, September 30, 1998 and December 31, 1998 and beginning fiscal quarter ending March 31, 1999 and at each fiscal quarter-end thereafter of not less than 1.20 to 1.00 measured on a rolling four quarter basis."

         4. The Business Loan Agreement "Borrowing Base" Addendum attached to the Credit Agreement is hereby amended and restated as follows:

         (a) This "Borrowing Base" Addendum to the Business Loan Agreement governs the $30,000,000.00 Promissory Note, as amended (the "Note"), set forth in the Agreement as an Obligation.

                  Borrower agrees so long as the Note or the indebtedness represented thereby is outstanding or so long as the Agreement is in effect, the following shall apply:

                                    1. Note Advance Formula. The proceeds of the
                           Note may be advanced, repaid and readvanced an unlimited number of times with Borrower's right to borrowing under the Note limited in that the total principal balance at any time outstanding on the Note shall not exceed, prior to request for a draw or advance or after a draw of advance, the borrowing base formula as hereinafter set forth. The "Borrowing Base" formula as of any date shall mean the lesser of:

                           (a)      the Note amount, or

                           (b)      the total amount of one or more of the
                                    following:

                                    (a)     80% of Borrower's Eligible Accounts
                                            Receivable, plus
                                    (b)     60% of Borrower's Eligible
                                            Inventory, except for appliances and
                                            electronics which shall be 55% of
                                            Eligible Inventory of appliances and
                                            electronics,
                                    (c)     minus the Excess Customer Deposits.


         (b) Paragraph 4 is deleted in its entirety, and in substitution the following is added:

                           "Excess Customer Deposits" means an amount equal to the aggregate amount of liability to the customers of Borrower as reflected as a current liability on its financial statements and books and records (x) for the period from June 30, 1998 through September 29, 1998 in excess of $11,000,000.00; (y) for the period from September 30, 1998 through December 30, 1998 in excess of $9,500,000.00; and (z) beginning on December 31, 1998 and thereafter in excess of $8,000,000.00.

         (c) The words "Eligible Leasehold Improvements" are deleted from Paragraph 5.

         (d) Paragraph 6 is deleted in its entirety and in substitution therefor the following is inserted:

                  6. Reporting. Not later than thirty (30) calendar days from the end of each month and more frequently, if requested by Bank One, Borrower will supply a compliance certificate in a form and format acceptable to Bank One, certifying Borrower's compliance with the Loan Documents and such other reports as Bank One may reasonably request.

         (e)      Paragraph 8 is deleted in its entirety.

         5. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, act or event which could constitute an Event of Default under the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an Event of Default under the Credit Agreement.

         6. This Amendment shall become effective only after it is fully executed by the Borrower and the Bank. Except as amended by this Amendment, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         7. This Amendment is a modification only and not a novation. Except for the above- quoted modification(s), the Credit Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated herein. This Amendment is to be considered attached to the Credit Agreement and made a part hereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Credit Agreement or release any owner of collateral securing the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Credit Agreement, or any agreement or security document executed in conjunction therewith, the provision of this Amendment shall supersede and control. Borrower acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owned by Borrower to Bank and Borrower waives and releases all claims which it may have against Bank arising under the Credit Agreement on or prior to the date of this Amendment.

         8. The Borrower acknowledges and agrees that this Amendment is limited to the terms outlined above, and shall not be construed as an amendment of any other terms or provisions of the Credit Agreement; the Borrower hereby specifically ratifies and affirms the terms and provisions of the Credit Agreement. Borrower releases Bank from any and all claims which may have arisen, known or unknown, in connection with the Credit Agreement on or prior to the date hereof. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future amendments, should any be requested.

         9. In substitution for the Borrowing Base Compliance Certificate dated as of May 31, 1998 previously delivered to the Bank and contemporaneous with the execution of this Amendment, Borrower has delivered to the Bank a Borrowing Base Compliance Certificate dated as of May 31, 1998, restating the Borrowing Base consistent with the amended Borrowing Base as set forth in this Amendment.

         IN WITNESS WHEREOF, the parties have entered into the Agreement as of the day and year first above written.

BANK ONE, NA                                  BORROWER

                                              ROBERDS, INC.

By: /s/ Terry Warncke                         By: /s/ Robert M. Wilson

Title:  Vice President                        Title:  Executive Vice President

                           SECOND AMENDED AND RESTATED
                             BUSINESS LOAN AGREEMENT

                      BORROWING BASE COMPLIANCE CERTIFICATE


1.       Total Eligible Accounts Receivable (AR)                                $_________________________

2.       Total Eligible Inventory (INV)                                         $_________________________
         (excluding appliances and electronics)

3. Total Eligible Inventory - Appliances and Electronics (Excluding INV as set forth in line 2)
         (INV - A+E)

4.       Available borrowing advance

         A.       AR 80% of line 1                                              $_________________________
         B.       INV 60% of line 2                                             $_________________________
         C.       INV - A+E 55% of line 3                                       $_________________________

5.       Total Eligible Collateral (lines 4A thru 4C)                           $_________________________

6.       Less: Amount of Revolver O/S                                           $_________________________

7.       Less: Standby Letters of Credit                                        $_________________________

8.       Less: Excess Customer Deposits                                         $_________________________

9.       Line 6 plus line 7 plus line 8                                         $_________________________

10.      Lesser of line 5 or line 9                                             $_________________________

11.      Principal Balance available for borrowing                              $_________________________
         (line 5 minus line 10)
         (If line 11 is a negative number, then a "pay down"
         in accordance with the Borrowing Base Addendum is required)

===============================================================================
Withholding Taxes and FICA Taxes due have been paid in full as of the date hereof.
______ Yes          ______ No
===============================================================================

For the purpose of inducing Bank One, NA to advance money to Borrower against the balance of funds available under Borrower's $30,000,000.00, Promissory Note dated December 31, 1996, as amended, and pursuant to the terms and provisions of Borrower's Second Amended and Restated Business Loan Agreement ("Agreement") dated December 31, 1996, as amended, Borrower hereby certifies and affirms that this Borrowing Base Compliance Certificate is true, complete and correct according to the books and records of Borrower and is available as acceptable Collateral for advances in accordance with the representations and warranties set forth in the Agreement. As of today's date, Borrower was in full compliance with all terms, conditions, covenants and provisions of the Agreement. To the best of Borrower's knowledge, Borrower is not aware of any Event of Default under the Agreement or any facts or circumstances which by itself, with the passage of time, or the giving of notice, might give rise to any Event of Default.

                                          ROBERDS, INC.

Date: _____________________               By: __________________

                                          Its: _________________








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